Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Loss carryforwards	$ 54,342	$ 63,201
Other	3,573	2,535
Valuation allowance	(5,847)	(41,924)
Total net deferred assets	52,068	23,812
Deferred tax liabilities:
Property and equipment	(39,571)	(37,448)
Total deferred tax liabilities	(39,571)	(37,448)
Net deferred tax asset	$ 12,497
Net deferred tax liability		$ (13,636)